Income Taxes - Income taxes at the UK statutory rate compared to the Company's income tax expenses (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Taxes
Net loss before income tax	$ (17,424,237)	$ (17,081,617)	$ (16,846,203)
Statutory rate	19.00%	19.00%	19.00%
Expected income tax recovery	$ (3,310,605)	$ (3,245,507)	$ (3,200,779)
Impact on income tax expense/recovery from
Change in valuation allowance	3,958,517	4,287,778	3,150,021
Permanent differences	39,572	81	161,543
U.S. state taxes (net of FBOS)	(534,862)	(655,877)	(370,870)
Tax rate difference in foreign jurisdictions	(122,064)	(136,343)	(1,960)
Change of tax rate due to U.S. tax reform	60,369	0	0
Change of tax rate from prior year	(90,927)	0	(63,133)
Deferred tax adjustments	0	(250,132)	325,178
Income tax expense	$ 0	$ 0	$ 0